Exhibit 99

Jefferies Announces All-Time Record Quarterly Revenues, Profit and EPS

    NEW YORK--(BUSINESS WIRE)--April 19, 2005--Jefferies Group, Inc.
(NYSE: JEF)

    -- All-time record quarterly total and net revenues of $343.9 million and $286.0 million, respectively

    --  All-time record quarterly net earnings of $36.7 million

    --  All-time record quarterly earnings per share of $0.56

    -- All-time record quarterly investment banking revenues of $117 million

    Jefferies Group, Inc. (NYSE: JEF) today announced record quarterly financial results for the quarter ended March 31, 2005.

    Highlights for the first quarter ended March 31, 2005:

    -- Total revenues were up 13% to a record $343.9 million versus $303.1 million for the first quarter of 2004.

    --  Net revenues were up 3% to a record $286.0 million versus
        $278.5 million for the first quarter of 2004.

    -- Net earnings were up 15% to a record $36.7 million compared to $31.9 million for the first quarter of 2004.

    -- Earnings per share (diluted) were up 10% to a record $0.56 compared to $0.51 for the first quarter of 2004.

    -- Investment banking revenues were up 29% to a record $117.4 million versus $91.4 million for the first quarter of 2004.

    "We are pleased with our record first quarter results as we continue to grow and diversify our platform in a challenging environment," said Richard B. Handler, Chairman and Chief Executive Officer of Jefferies.
    John C. Shaw, Jr., President of Jefferies, added, "We thank our loyal clients and dedicated employee-partners for their support and remain focused on providing the best products and services to growing and mid-sized companies and their investors."

    Conference Call

    A conference call with management discussion of financial results for the first quarter ended March 31, 2005 will be held April 19 at 9:00 AM (Eastern) and can be accessed at 617-801-9714 (code:
85714055). A replay of the call will be available two hours post-call at 617-801-6888 (code: 25578116). A live audio webcast and delayed replay will also be available under "Investor Relations" at www.jefferies.com. Questions for consideration by management can be submitted in advance through the "Contact Us" function at www.jefferies.com or by calling 203-708-5975 by 8:00 AM Eastern on April 19.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served growing and mid-sized companies and their investors for over 40 years. Headquartered in New York, with more than 25 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefferies.com).




                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF EARNINGS
           (Amounts in Thousands, Except Per Share Amounts)
                              (Unaudited)

                                                    Three Months Ended
                                                   -------------------
                                                    Mar. 31,  Mar. 26,
                                                       2005      2004
                                                   --------- ---------

 Revenues:
   Commissions                                     $ 68,908  $ 72,303
   Principal transactions                            72,698    86,440
   Investment banking                               117,442    91,372
   Asset management fees and
     investment income from
     managed funds                                   21,284    23,801
   Interest                                          59,851    24,739
   Other                                              3,710     4,439
                                                   --------- ---------
 Total revenues                                     343,893   303,094
 Interest expense                                    57,883    24,587
                                                   --------- ---------
 Revenues, net of interest expense                  286,010   278,507
                                                   --------- ---------

 Non-interest expenses:
   Compensation and benefits                        161,988   158,938
   Floor brokerage and clearing fees                 12,195    13,755
   Technology and communications                     16,004    16,409
   Occupancy and equipment rental                    10,833     9,612
   Business development                               8,634     8,410
   Other                                             14,183    10,164
                                                   --------- ---------
 Total non-interest expenses                        223,837   217,288
                                                   --------- ---------

 Earnings before income taxes and
  minority interest                                  62,173    61,219
 Income taxes                                        23,445    21,257
                                                   --------- ---------
 Earnings before minority interest                   38,728    39,962
 Minority interest in earnings of
  consolidated subsidiaries, net                      2,056     8,053
                                                   --------- ---------
   Net earnings                                    $ 36,672  $ 31,909
                                                   ========= =========

 Earnings per share:
   Basic                                           $   0.61  $   0.57
                                                   ========= =========
   Diluted                                         $   0.56  $   0.51
                                                   ========= =========

 Weighted average shares:
   Basic                                             60,570    56,298
   Diluted                                           65,997    63,078


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Dollars in Thousands, Except Per Share Amounts)
                              (Unaudited)

                                    Quarters ended
                ------------------------------------------------------
                3/31/2005  12/31/2004  9/30/2004  6/25/2004  3/26/2004
                ---------- ----------- ---------- ---------- ---------
 Statement of
  Earnings
---------------
 Revenues, net
  of interest
  expense        $286,010    $278,085   $253,786   $247,867   $278,507
 Non-interest
  expenses:
   Compensation
    and
    benefits      161,988     159,696    141,434    135,819    158,938
   Non-
    personnel
    expenses       61,849      62,245     57,402     57,372     58,350
                ---------- ----------- ---------- ---------- ---------
 Earnings
  before income
  taxes and
  minority
  interest         62,173      56,144     54,950     54,676     61,219
 Income taxes      23,445      19,975     21,516     21,207     21,257
                ---------- ----------- ---------- ---------- ---------
 Earnings
  before
  minority
  interest         38,728      36,169     33,434     33,469     39,962
 Minority
  interest in
  earnings of
  consolidated
  subsidiaries,
  net               2,056         773      1,159      1,683      8,053
                ---------- ----------- ---------- ---------- ---------
   Net earnings   $36,672     $35,396    $32,275    $31,786    $31,909
                ========== =========== ========== ========== =========

 Diluted
  earnings per
  share             $0.56       $0.55      $0.51      $0.50      $0.51
                ========== =========== ========== ========== =========

 Financial Ratios
-----------------
 Pretax
  operating
  margin            21.7%       20.2%      21.7%      22.1%      22.0%
 Compensation
  and benefits
  / net revenues    56.6%       57.4%      55.7%      54.8%      57.1%
 Effective tax
  rate              37.7%       35.6%      39.2%      38.8%      34.7%


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                   (Dollars and Shares in Thousands)
                              (Unaudited)

                                    Quarters ended
                ------------------------------------------------------
                3/31/2005  12/31/2004  9/30/2004  6/25/2004  3/26/2004
                ---------- ----------- ---------- ---------- ---------
Revenues by
 Source
---------------
Commissions and
 principal
 transactions:
   Equities       $95,067    $104,596   $127,764   $103,658   $110,547
   High yield      16,650       9,829     10,845     11,830     12,380
   Convertibles     8,115      10,484      9,368     10,297     14,840
   Execution        7,060       7,350      7,989      8,637      8,570
   Bonds Direct     7,234       7,472     11,604     10,795     11,152
   Other
    proprietary     7,480        (674)     3,462      3,002      1,254
                ---------- ----------- ---------- ---------- ---------
     Total        141,606     139,057    171,032    148,219    158,743
Investment
 banking          117,442     105,738     72,122     83,572     91,372
Asset
 management
 fees and
 investment
 income
 from managed
 funds:
   Asset
    management
    fees           14,909      12,472      7,990      7,641     10,105
   Investment
    income from
    managed
    funds           6,375      14,682      3,628     10,970     13,696
                ---------- ----------- ---------- ---------- ---------
     Total         21,284      27,154     11,618     18,611     23,801
Interest           59,851      49,318     35,948     24,445     24,739
Other               3,710       4,006      2,382      2,323      4,439
                ---------- ----------- ---------- ---------- ---------
 Total revenue   $343,893    $325,273   $293,102   $277,170   $303,094
                ========== =========== ========== ========== =========

Other Data
---------------
Number of
 trading days          61          64         67         62         59
Average
 employees          1,817       1,750      1,749      1,692      1,612
Common shares
 outstanding       58,090      57,289     56,872     57,202     56,808
Weighted
 average
 shares:
   Basic           60,570      58,112     57,833     57,559     56,298
   Diluted         65,997      64,744     63,867     63,927     63,078

    As of March 31, 2005, stockholders' equity amounted to $1.1 billion, resulting in a book value of $19.30 per share.

    CONTACT: Jefferies Group, Inc.
             Joseph A. Schenk, 212-284-2338